1 UBS Financial Services Conference NYSE: STT February 27, 2024 Ronald P. O’Hanley Chairman and Chief Executive Officer Eric Aboaf Vice Chairman and Chief Financial Officer Exhibit 99.1

2 This presentation (and the discussion/question-answer session following it, including the entire webcast) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non- GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures. Preface and forward-looking statements

3 2024 strategic priorities to drive positive fee operating leverageA 1 2 3 4 Deliver full-year fee revenue growth of ~3-4%A Extend leadership positions in Markets & Financing and Global Advisors Enhance productivity by further advancing client service and operational excellence Build out technology-led capabilities to support business growth A Financial metrics presented as part of our outlook exclude notable items and are non-GAAP measures; refer to the appendix for further explanations of non-GAAP measures.

Propelling our strategy forward

Projected ~3-4% YoY fee revenue growth and positive fee operating leverage in FY2024[A]

Investment Servicing

Asset Services

Deliver fee revenue growth:
- Drive Back Office sales
- Differentiate with State Street Alpha® and Private Markets platforms
- Maintain high client retention

#2 Custodian globally[1]

#1 ETF servicer[2]

Markets and Financing

Expand market share and accelerate revenue growth:
- Deliver innovative solutions to our clients across liquidity, financing, and research

#1 FX provider to asset managers[3]

#3 Agency securities lender[4]

Investment Management

Global Advisors

Grow Global Advisors:
- Increase market share and rankings across ETFs, Index, Cash, and Multi-Asset Solutions

#4 Asset manager globally[5]

#4 in US Defined Contribution[6]

Supported by our **Next Phase of Productivity Efforts** as we **Simplify our Operations**, **Reengineer and Automate our Processes**, and **Optimize Resources** to improve cost effectiveness

Positive fee operating leverage in FY2024[A]

[A] Financial metrics presented as part of our outlook exclude notable items and are non-GAAP measures; refer to the appendix for further explanations of non-GAAP measures.
Refer to the appendix included within this presentation for endnotes 1 to 26.

4 STATE STREET

Execution path for key revenue goals and opportunities: Asset Services

Focus areas	Progress to-date and action plans	Key outcomes projected for 2024	
Improve sales capacity	✓ Achieved **$301M of servicing fee revenue wins in 2023**[7]; **$270M to be installed**[7,8] ❑ Continue to **improve sales capacity and effectiveness** to achieve **~$50-100M YoY increase in** servicing fee **revenue wins** in 2024[7]	Servicing fee revenue wins[7]	**$350 – 400M**
Differentiate through Alpha & Private Markets	✓ Released **new platform capabilities** and **increased capacity** for Private Markets growth ❑ Continue to **differentiate our products** through platform enhancements and focused expertise	Private Markets YoY Servicing fee growth[9]	**15%+**
Accelerate revenue installation	✓ **Prioritized sales mix towards faster time-to-revenue products** (i.e., Back Office) ❑ **Reduce State Street Alpha average implementation time**, leveraging standardized methodologies and tools	Reduce avg. State Street Alpha implementation time[10]	**~2-3 months**
Maintain improved revenue retention	✓ Further improved **operational service levels**, yielding higher client satisfaction ❑ Continue to **simplify our operating model** and focus on **customer needs**	Revenue retention rate[11]	**97%**

Sales performance

Servicing fee rev. wins by product[7] ($M)



$140
$253
$259
$301
$350-400
Middle Office
Alternatives9
Back Office ex-Alts
11%
29%
60%
19%
19%
62%
18%
35%
47%
21%
36%
43%
2020
2021
2022
2023
2024E 12

State Street Alpha momentum

18 live clients at year-end 2023

1st Alpha for Private Markets mandate in 2023

+6-8 new Alpha mandates targeted in 2024

7 new Alpha mandates in 2023[13]

Standardizing methodologies and tools to **accelerate implementation** in 2024

Refer to the appendix included within this presentation for endnotes 1 to 26.

5

STATE STREET

Execution path for key revenue goals and opportunities: Markets and Financing

Focus areas	Progress to-date and action plans	Key outcomes projected for 2024	
FX multi-channel expansion	✓ Leading FX dealer in **50+ currencies across 5 continents**, with substantial standing instruction and share-class hedging businesses ✓ Launched **new client-facing algos** in FX and added new currencies ❑ Grow and expand our **eFX trading suite** and **platform businesses,** addressing the increasing demand for electronification with our venues (e.g., Currenex®, Fund Connect®, FX Connect®)	Grow client FX volumes (EM emphasis)	**+2-3%**
Product innovation & research	✓ Delivered new capabilities and business models (e.g., **FX T+1 solutions, Peer-to-Peer repo**) ✓ Closed **CF Global Trading acquisition**, increasing expertise, and scale to extend outsourced trading ✓ Delivered unique research with academic partners, expanding data science and AI capabilities ❑ **Complement State Street Alpha** by extending trading services into platform ❑ Add new capabilities to **drive growth for Agency Lending and Prime Services**	Accelerate FX revenue growth from new products[14]	**+1-2%**
Geographic & client expansion	✓ **Deepened penetration in EMEA, LatAm, and APAC;** expanded FX and Securities Lending client bases ❑ Expand **repo, transition management, and outsourced trading** capabilities in **EMEA** ❑ Broaden relationships with **Private Markets and Corporate clients,** driving further servicing growth	Agency Lending market share (on-loan)[15]	**Top 2: +1 Position**
Loan growth & returns	✓ **Strategically extended credit** in support of client relationships, bolstering **servicing fee growth** ✓ Implemented **innovative balance sheet optimization strategies** in FX, Agency Lending, Prime Services, and Global Credit Finance ❑ Continue to **create capacity for business expansion** and product development ❑ Support **Private Markets strategy** with Business Development Companies and capital call lending	Grow average loan balances[16]	**~+10%**

Refer to the appendix included within this presentation for endnotes 1 to 26.

6

STATE STREET

Execution path for key revenue goals and opportunities: Investment Management

Focus areas	Progress to-date and action plans	Key outcomes projected for 2024	
ETFs	✓ Achieved **record ETF AUM of $1.27T** in 2023, driven by **record full-year SPY and Low-Cost ETF inflows of $52B and $33B**, respectively ✓ **Gained +0.5% market share** in US Low-Cost ETFs in 2023 to 4.6%[17] ❑ **Drive incremental AUM market share** across key strategic focus areas; **Low Cost** (incl. Equity and Fixed Income), and **Active** via asset manager partnerships	Increase US Low-Cost AUM market share to[18]	**5%**
Institutional	✓ Total **Institutional AUM of $2.39T** at year-end 2023; drove positive net inflows in 4Q23 primarily driven by US Defined Contribution ✓ Continued AUM **market share gains in US Defined Contribution**; +17% AUM CAGR (2018-22), the highest among Top 10 US DC managers[19] ❑ Build on our strengths as a **leading institutional index provider** by bolstering **Fixed Income** capabilities and continuing to **increase market share in US Defined Contribution**	Increase US DC AUM market share[20]	**+0.5%**
Cash[21]	✓ Achieved **record Cash inflows of $76B** in 2023; total **Cash AUM of $467B** at year-end 2023 ✓ **Gained ~1% market share** in Institutional Money Market Funds; **record AUM** at year-end 2023 ❑ Further grow Cash AUM by driving incremental net inflows to **increase ranking from #8 to #7** in Institutional MMFs[21]	Increase Institutional MMF AUM rank to[21]	**#7**
Distribution	✓ Achieved three straight quarters of positive total net inflows, including **record total quarterly net inflows in 4Q23 of $103B**, driven by all three major businesses ❑ **Drive incremental net inflows** by broadening and deepening **client coverage and distribution effectiveness**; **expand reach** into Fixed Income, as well as geographies and client segments, including Middle East, APAC, and US Wealth	Drive strong organic AUM growth[22]	**>2%**

Refer to the appendix included within this presentation for endnotes 1 to 26.

7

STATE STREET

FY2024 planned incremental investments to drive growth and productivity savings

5th consecutive year of business investments fully or partially offset by productivity and expense transformation

FY2024 Expense outlook

Ex-notables, non-GAAP[A]



+~2.5%
$8,963M
~1%
~1-2%
~4-5%
~$400M
~(5-6)%
~$500M
~1.7x vs. FY2023
~0.5%
FY2023
Merit
Variable costs
Incremental investments
Productivity savings
Currency translation
FY2024E

[A] Financial metrics presented as part of our outlook exclude notable items and are non-GAAP measures; refer to the appendix for further explanations of non-GAAP measures. FY2023 non-GAAP expenses of $8,963M is FY2023 GAAP expenses of $9,583M excluding notable items of $(620)M consisting of the FDIC special assessment of $(387)M, net repositioning charges of $(203)M, other notable items (net) of $(45)M, and an accrual release in acquisition and restructuring costs of $15M.

8

STATE STREET

FY2024 planned incremental investments to drive growth and productivity savings

5th consecutive year of business investments fully or partially offset by productivity and expense transformation

Achievements in FY2023:	Focus areas in FY2024:

Investments

Achievements in FY2023:

- ✓ Modernized product platforms and built capabilities across:
  - **Front Office, Alternatives, Back Office, Middle Office, and Global Advisors**
- ✓ Continued investment in:
  - **Infrastructure estate**
  - **Technology modernization**

Focus areas in FY2024:

- ❑ Planned investments to deliver higher new business sales and growth and further modernize technology:
  - **State Street Alpha**
  - **Alternatives**
  - **Custody and payments platforms**
  - **Global Advisors product and distribution**
  - **Resiliency**

Productivity Savings

Simplify operations: drive effectiveness, decision making, and organizational agility

Achievements in FY2023	Focus areas in FY2024
✓ Consolidated first operations joint venture in India	❑ Consolidate second operations joint venture in India[23]
✓ Rationalized 35% of legacy applications[24]	❑ Reduce an additional 5% of legacy applications[24]

Reengineer & automate processes: streamline operations in high growth areas and reduce expenses

Achievements in FY2023	Focus areas in FY2024
✓ Reduced bespoke processes by 7%[25]	❑ Eliminate 10% of bespoke processes[25]
✓ Automated ~85% of Bank Loan Settlements, leveraging AI	❑ Implement more than 10 AI savings initiatives within operations

Optimize resources: eliminate inefficiencies and reduce expenses

Achievements in FY2023	Focus areas in FY2024
✓ Announced plans to streamline and delayer our staff functions	❑ Flatten operations management span of control from ~1:5 to ~1:8
✓ Achieved 4% net IT vendor productivity savings[26]	❑ Generate 3-4% net IT vendor productivity savings[26]

Refer to the appendix included within this presentation for endnotes 1 to 26.

9 STATE STREET

10

11 Fireside chat Ronald P. O’Hanley Eric Aboaf Brennan Hawken

12 Appendix Endnotes 13 Forward-looking statements 15 Non-GAAP measures 16 Definitions 17

13 Endnotes 1. #2 Custodian globally as measured by AUC/A as of end-3Q23. Source: Global Custodian. 2. Source: Morningstar ETF Competitors league table as of December 31, 2023. 3. Recognized Global Markets as the #1 FX provider to asset managers in the 2023 Euromoney (Real Money) FX Survey. 4. Rank of Agency lending market share based on Agency securities global on-loan volumes as measured by Securities Finance lender rankings compiled by S&P Global Market Intelligence. Lender Rankings are as of 4Q23. 5. #4 Asset manager globally measured by total worldwide assets. Source: Pension & Investments Largest Money Managers rankings as of December 31, 2022. December 31, 2023, ranking is not yet available. 6. #4 in US Defined Contribution measured by AUM. Source: Pension & Investments Defined Contributions rankings as of December 31, 2022. December 31, 2023, ranking is not yet available. 7. Servicing fee revenue wins/backlog represents estimates of future annual revenue associated with new servicing engagements State Street determines to be won during the current reporting period based upon factors assessed at the time the engagement is determined by State Street to be won, including asset volumes, number of transactions, accounts and holdings, terms and expected strategy. These and other relevant factors influencing projected servicing fees upon asset implementation/onboarding will change from time to time prior to, upon and following asset implementation/onboarding, among other reasons, due to varying market levels and factors and client and investor activity and preferences. Servicing fee/backlog estimates are not updated to reflect those changes, regardless of the magnitude or direction of, or reason for, any change. Servicing fee revenue wins in any period are highly variable and include estimated fees attributable to both (1) services to be provided for new estimated AUC/A reflected in new asset servicing wins for the period (with AUC/A to be onboarded in the future) and (2) additional services to be provided for AUC/A already included in our end-of period AUC/A (i.e., for which other services are currently provided); and the magnitude of one source of servicing fee revenue wins relative to the other (i.e., (1) relative to (2)) will vary from period to period. Therefore, for these and other reasons, comparisons of estimated servicing fee revenue wins to estimated new asset servicing AUC/A wins for any period will not produce reliable fee per AUC/A estimates. No servicing fees are recognized until the point in the future when we begin performing the associated services with respect to the relevant AUC/A. See also endnote 13 below in reference to considerations applicable to pending servicing engagements, which similarly apply to engagements for which reported servicing fee revenue wins/backlog are attributable. 8. $270M represents servicing fee revenue to be installed at year-end 2023. See also endnote 13. 9. Private Markets is a subset of Alternatives. Private Markets accounted for the majority of Alternatives Servicing fee wins from 2020 to 2023. 10. Reduction of ~2-3 (on average) months based on historical Alpha mandate installation timeline that had a range of ~24-36 months. Historical implementation timeline represents full front-to-back Alpha implementations only. Implementation timing (on average) will vary between clients and involves client and other dependencies from its prior platform. 11. Expected revenue retention rate outcome excludes the impact of a previously disclosed significant client transition of ETF assets. Revenue retention rate represents estimated retention in 2024 of servicing fee revenue from 2023 for clients retained throughout 2024 (based on 2023 servicing fee revenue). The average retention rate from 2020 to 2023 was 97% relative to 96% from 2019 to 2022. 12. Represents targeted servicing fee revenue wins in FY2024 consisting of Back Office revenue (including Alternatives) and Middle Office services. 13. New asset servicing mandates, including announced Alpha front-to-back investment servicing clients, may be subject to completion of definitive agreements, approval of applicable boards and shareholders and customary regulatory approvals, the failure to complete any of which will prevent the relevant mandate from being installed and serviced. New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates, servicing assets remaining to be installed in future periods and servicing fee revenues remaining to be installed in future periods are presented on a gross basis and therefore also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of any particular date specified. Consistent with past practice, AUC/A values for certain asset classes are based on a lag, typically one-month. Generally, our servicing fee revenues are affected by several factors, and we provide varied services from our full suite of offerings to different clients. The basis for fees will also differ across regions and clients and can reflect pricing pressures traditionally experienced in our industry. Consequently, no assumption should be drawn as to future revenue run rate from announced servicing wins or new servicing business yet to be installed, as the amount of revenue associated with AUC/A can vary materially. Management fees also are generally affected by various factors, including investment product type and strategy and relationship pricing for clients, and are more sensitive to market valuations than are servicing fees. Therefore, no assumption should be drawn from management fees associated with changes in AUM levels. Levels of AUC/A, AUC/A to be installed, Servicing fee wins to be installed and AUM are always presented as of the end of the relevant period, unless otherwise specifically noted. 14. Expected 1-2% point revenue growth from new products (introduced in 2023+) within Foreign Exchange Sales and Trading only. Foreign Exchange Sales and Trading revenue is a subset of Foreign Exchange Trading Services revenue. 15. Expected rank of Agency lending market share based on Agency securities on-loan volumes as measured by Securities Finance lender rankings compiled by S&P Global Market Intelligence. Lender Rankings are as of 4Q23. 16. Average loan growth target for FY2024 relative to FY2023 excludes overdrafts. 17. Based on a baseline of 4.1% in US Low-Cost ETF AUM market share as of 4Q22. Source: Bloomberg. 18. Based on a baseline of 4.6% in US Low-Cost ETF AUM market share as of 4Q23. Source: Bloomberg. 19. Based on Pension & Investments Defined Contributions rankings as of December 31, 2022; December 31, 2023 ranking is not yet available. 20. Targeted AUM market share increase relative to Global Advisors’ US Defined Contribution AUM market share of as of year-end 2023. AUM market share of 6.0% as of December 31, 2022. December 31, 2023 data is not yet available. Source: Pension & Investments Defined Contribution managers ranked by total US institutional AUM. 21. Record cash inflows of $76B achieved in FY2023 with prior record of $42B achieved in FY2009. Based on Global Advisors’ Global Institutional Money Market Fund AUM #8 rank as of December 31, 2023. Source: Money Fund Analyzer, a service provided by iMoneyNet. 22. Estimated organic growth calculated as net new assets in FY2024 as a percentage of total AUM as of December 31, 2023.

14 Endnotes (cont.) 23. Second operations joint venture consolidation in India expected to be completed in 2Q24. 24. Reduction in legacy applications: As compared to a 2019 baseline of ~2,000 applications. Compared to the baseline, total reduction of ~40% expected to be achieved by the end of 2024. 25. Relates to bespoke processes in place within Asset Services operations. Reduction in bespoke processes of 7% year-over-year in 2023, relative to baseline at December 31, 2022. Goal of eliminating 10% year-over-year by end-2024, relative to baseline at December 31, 2023. 26. Net IT vendor productivity savings are year-over-year relative to prior full-year period: Vendor and contractor spend is a subset of the total IT cost base.

15 Forward-looking statements This presentation (and the discussion/question-answer session following it, including the entire webcast) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our strategy, growth and sales prospects, capital management, business, financial and capital condition, results of operations, the financial and market outlook and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “forward,” “plan,” “estimate,” “target,” “aim,” “project," “goal," "future," “strategy,” "pipeline," “trajectory,” “guidance,” “objective,” “forecast,” “believe,” “anticipate,” “seek,” “may,” and “trend,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued. Important factors that may affect future results and outcomes include, but are not limited to: We are subject to intense competition, which could negatively affect our profitability; We are subject to significant pricing pressure and variability in our financial results and our AUC/A and AUM; We could be adversely affected by political, geopolitical, economic and market conditions, including, for example, as a result of liquidity or capital deficiencies (actual or perceived) by other financial institutions and related market and government actions, the Israel-Hamas War, ongoing war in Ukraine, actions taken by central banks to address inflationary and growth pressures, monetary policy tightening, periods of significant volatility in valuations and liquidity or other disruptions in the markets for equity, fixed income and other assets classes globally or within specific markets; Our development and completion of new products and services, including State Street Alpha® and those related to digital assets and artificial intelligence, may impose costs on us, involve dependencies on third parties and may expose us to increased operational, model and other risks; Our business may be negatively affected by our failure to update and maintain our technology infrastructure, or otherwise meet the increasing resiliency expectations of our clients and regulators, or as a result of a cyber-attack or similar vulnerability in our or business partners' infrastructure; Acquisitions, strategic alliances, joint ventures and divestitures, and the integration, retention and development of the benefits of these transactions, including the consolidation of our operations joint ventures in India, pose risks for our business; Competition for qualified members of our workforce is intense, and we may not be able to attract and retain the highly skilled people we need to support our business; We have significant global operations, and clients that can be adversely impacted by disruptions in key global economies, including local, regional and geopolitical developments affecting those economies; Our investment securities portfolio, consolidated financial condition and consolidated results of operations could be adversely affected by changes in the financial markets, governmental action or monetary policy. For example, among other risks, increases in prevailing interest rates or other market conditions have led, and were they to occur in the future could further lead, to reduced levels of client deposits and resulting decreases in our NII or to portfolio management decisions resulting in reductions in our capital or liquidity ratios; We assume significant credit risk of counterparties, who may also have substantial financial dependencies on other financial institutions, and these credit exposures and concentrations could expose us to financial loss; Our fee revenue represents a significant portion of our revenue and is subject to decline based on, among other factors, market and currency declines, investment activities and preferences of our clients and their business mix; If we are unable to effectively manage our capital and liquidity, our financial condition, capital ratios, results of operations and business prospects could be adversely affected; We may need to raise additional capital or debt in the future, which may not be available to us or may only be available on unfavorable terms; If we experience a downgrade in our credit ratings, or an actual or perceived reduction in our financial strength, our borrowing and capital costs, liquidity and reputation could be adversely affected; Our business and capital-related activities, including common share repurchases, may be adversely affected by regulatory requirements and considerations, including capital, credit and liquidity; We face extensive and changing governmental regulation in the jurisdictions in which we operate, which may increase our costs and compliance risks and may affect our business activities and strategies; Our businesses may be adversely affected by government enforcement and litigation; Our businesses may be adversely affected by increased and conflicting political and regulatory scrutiny of asset management stewardship and corporate ESG practices; Our efforts to improve our billing processes and practices are ongoing and may result in the identification of additional errors or areas for remediation; Any misappropriation of the confidential information we possess could have an adverse impact on our business and could subject us to regulatory actions, litigation and other adverse effects; Our calculations of risk exposures, total RWA and capital ratios depend on data inputs, formulae, models, correlations and assumptions that are subject to change, which could materially impact our risk exposures, our total RWA and our capital ratios from period to period; Changes in accounting standards may adversely affect our consolidated results of operations and financial condition; Changes in tax laws, rules or regulations, challenges to our tax positions and changes in the composition of our pre-tax earnings may increase our effective tax rate; We could face liabilities for withholding and other non-income taxes, including in connection with our services to clients, as a result of tax authority examinations; Our internal control environment may be inadequate, fail or be circumvented, and actual results may differ from those expressed as a result of a number of factors, including the manifestation of operational risk; Shifting and maintaining operational activities to non-U.S. jurisdictions, changing our operating model and outsourcing to, or insourcing from, third parties portions of our operations may expose us to increased operational risk, geopolitical risk and reputational harm and may not result in expected cost savings or operational improvements; Attacks or unauthorized access to our or our business partners' or clients’ information technology systems or facilities, such as cyber-attacks or other disruptions to our or their operations, could result in significant costs, reputational damage and impacts on our business activities; Long-term contracts and customizing service delivery for clients expose us to increased operational risk, pricing and performance risk; Our businesses may be negatively affected by adverse publicity or other reputational harm; We may not be able to protect our intellectual property or may infringe upon the rights of third parties; The quantitative models we use to manage our business may contain errors that could adversely impact our business, financial condition, operating results and regulatory compliance; Our reputation and business prospects may be damaged if investors in the collective investment pools we sponsor or manage incur substantial losses in these investment pools or are restricted in redeeming their interests in these investment pools; The impacts of climate change, and regulatory responses, and disclosure requirements related to such risks, could adversely affect us; We may incur losses or face negative impacts on our business as a result of unforeseen events including terrorist attacks, natural disasters, climate change, pandemics, global conflicts, an abrupt banking crisis and other geopolitical events which may have a negative impact on our business and operations. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2023 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this Presentation should not by relied on as representing our expectations or beliefs as of any time subsequent to the time this Presentation is first issued, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

16 Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as “expenses ex-notable items", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, may also exclude seasonal items. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

17 Definitions AI Artificial Intelligence Algos Algorithmic trading APAC Asia-Pacific AUC/A Assets under custody and/or administration AUM Assets under management DC Defined Contribution EM Emerging markets EMEA Europe, Middle East and Africa ETF Exchange-traded fund Fee operating leverage Rate of growth of total fee revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable FX Foreign exchange FY Full-year GAAP Generally accepted accounting principles in the United States LatAm Latin America MMF Money Market Funds NII Income earned on interest bearing assets less interest paid on interest bearing liabilities NYSE New York Stock Exchange Repo Repurchase agreements SEC Securities Exchange Commission SPDR Standard and Poor's Depository Receipt SPY SPDR® S&P 500® ETF Trust T+1 Trading day plus one Through-the-cycle Approximately 3 years Year-over-Year (YoY) Current period compared to the same period a year ago